FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of April 30, 1997 (this "Amendment"), to the Credit Agreement, dated as of October 2, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Sprint Spectrum L.P., a limited partnership organized under the laws of the State of Delaware (the "Borrower"), Northern Telecom Inc. (the "Vendor"), the several banks and other financial institutions and entities from time to time parties thereto (together with the Vendor, the "Lenders") and Bank of America NT & SA, as agent for the Lenders, and any successor to Bank of America NT & SA in such capacity (the "Agent").

                                   WITNESSETH:

        WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

        WHEREAS, the Vendor has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment in order to facilitate the syndication of Loans and Commitments under the Credit Agreement in multiple tranches;

         NOW,  THEREFORE,  the parties  hereto hereby agree as follows:

    1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Definitions herein of terms used in the Credit Agreement as amended by this Amendment but not defined therein shall be deemed incorporated into the Credit Agreement as amended hereby.

    2. Amendments to Credit Agreement. (a)The following defined terms are hereby added to subsection 1.1 of the Credit Agreement.

           "Facility A Advances": The first $600,000,000 of Cash Advances and/or Credit Advances other than Qualcomm Advances; provided that Facility A Advances shall not include any Cash Advances or Credit Advances for which the Borrowing Date occurs after March 31, 1999.

           "Facility A Lender": Any Lender designated as having a "Facility A Funding Percentage" in the Assignment and Acceptance pursuant to which such Lender becomes a Lender hereunder.

           "Facility B Advances": The first $500,000,000 of Cash Advances and/or Credit Advances, other than Qualcomm Advances, made after all Facility A Ad-vances have been made.

           "Facility B Lender": Any Lender designated as having a "Facility B Funding Percentage" in the Assignment and Acceptance pursuant to which such Lender becomes a Lender hereunder.

           "Qualcomm":  QUALCOMM Incorporated and its successors and assigns.

           "Qualcomm Advances": Each Cash Advance or Credit Advance (or portion thereof) that is to be financed directly or indirectly by Qualcomm pursuant to a separate agreement between the Vendor and Qualcomm, as notified by the Vendor to the Agent pursuant to subsection 2.2.(f).

           "Vendor Lender": Until another Lender is designated as such in an Assignment and Acceptance pursuant to which such Lender becomes a Lender here-under, the Vendor,and thereafter, the Lender as designated.

    (b) The definition of "Funding Percentage" in subsection 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

           "Funding Percentages": As to any Lender at any time, (a) in the case of a Facility A Advance, the "Facility A Funding Percentage", if any, designated for such Lender in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, (b) in the case of a Facility B Advance, the "Facility B Funding Percentage", if any designated for such Lender in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, (b) in the case of a Facility B Advance, the "Facility B Funding Percentage", if any designated for such Lender hereunder, (c) in the case of a Qualcomm Advance, the "Qualcomm Funding Percentage", if any, designated for such Lender hereunder (provided that prior to receipt of any Assignment and Acceptance designating a Qualcomm Funding Percentage, the Qualcomm Funding Percentage of the Vendor shall be 100% and the Qualcomm Funding Percentage of each other Lender shall be zero); and (d)in the case of any other Credit Advance or Cash Advance, the Funding Percentage of the Vendor Lender shall be 100% and the Funding Percentage of each other Lender shall be zero.

    (c) The following subsection 2.2(f) is hereby added to the Credit Agreement:
           (f) If any Borrowing Notice requests that a Cash Advance or Credit Advance be made to finance amounts due under invoices submitted to the Borrower by the Vendor pursuant to the Vendor Procurement Contract, the Agent shall promptly notify the Vendor and provide the Vendor with the information provided by the Borrower pursuant to subsection 2.2(b) or (c) above, as applicable. Following receipt of such information, the Vendor shall promptly notify the Agent of the amount of such requested Cash Advance or Credit Advance that represents a Qualcomm Advance, if any,

    (d) The first sentence of subsection 2.10 of the Credit Agreement is amended to read in its entirety as follows:

              Except as provided in subsection 2.11, 2.15(b) or 2.16, each pay-ment (including each prepayment) by the Borrower on account of (a) principal of the Loans shall be made pro rata according to the outstanding principal amount of the Loans then due and owing and (b) interest of the Loans shall be made pro rata according to the outstanding amounts of interest on the Loans then due and owing.

     (e) Exhibit C to the Credit Agreement is hereby deleted and replaced with Exhibit C attached to this Amendment.

     3. Effectiveness. This Amendment shall become effective upon receipt by the Agent of counterparts hereof, duly executed and delivered by the Borrower, the Requisite Lenders and the Agent.

     4. Notice of Conversion of Participation Interests into Assignments. The Borrower hereby acknowledges notice, pursuant to clause (ii) of the last sentence of subsection 9.6(c) of the Credit Agreement, of the assignment of Loans and Commitments on the date hereof by the Vendor to the entities holding participation interests in Loans and/or Commitments of the date hereof (as setforth in the Assignment and Acceptance forms provided separately to the Borrower), and to the extent of the notice requirement in clause (i) of such last sentence would prohibit such assignments, the Borrower hereby waives such notice requirement.

    5. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     6. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                    SPRINT SPECTRUM L.P.

                                    By:  Sprint Spectrum
                                          Holding Company, L.P.,
                                          its general partner

                                    By:  /s/ Robert E. Sleet, Jr.
                                    Title:  Vice President & Treasurer


                                    NORTHERN TELECOM INC. as Lender

                                    By:  Stephen Martin
                                    Title: Vice President-Customer Finance

                                    BANK OF AMERICA NT&SA, as Agent

                                    By: /s/ Leandro Balidoy
                                    Title: Vice President

                                   Exhibit A

                       [To be provided at a later date].